EXECUTIVE OFFICER CERTIFICATION
EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of ZAP (the “Company”) for the period ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 11, 2011

By:/s/ Steven Schneider
           Steven Schneider
           Co-Chief Executive Officer

By:/s/ Alex Wang
           Alex Wang
           Co-Chief Executive Officer

By:/s/ Benjamin Zhu
           Benjamin Zhu
           Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to ZAP and will be retained by ZAP and furnished to the Securities and Exchange Commission or its staff upon request.